NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Investor Destinations Aggressive Fund
NVIT Investor Destinations Moderately Aggressive Fund
NVIT Investor Destinations Capital Appreciation Fund
NVIT Investor Destinations Moderate Fund
NVIT Investor Destinations Balanced Fund
NVIT Investor Destinations Moderately Conservative Fund
NVIT Investor Destinations Conservative Fund

Supplement dated October 6, 2026
to the Prospectus dated April 30, 2026

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the Prospectus is amended as follows:

1.
The table under the heading “The Underlying Funds” on page 45 of the Prospectus is hereby supplemented to include the following:

ASSET CLASS	UNDERLYING INVESTMENTS
Large-Cap Stocks	NATIONWIDE U.S. 130/30 EQUITY PORTFOLIO. This Underlying Fund seeks long-term growth of capital by taking long and short positions in stocks of large-capitalization companies.
Small-Cap Stocks	NVIT GS SMALL CAP EQUITY INSIGHTS FUND. This Underlying Fund seeks long-term growth of capital by investing in small-cap U.S. issuers.

2.
“APPENDIX – Additional Information about the Underlying Funds” beginning on page 73 of the prospectus is supplemented to include the following:

U.S. Stocks

NATIONWIDE U.S. 130/30 EQUITY PORTFOLIO seeks long-term growth of capital by taking long and short positions in stocks of U.S. companies. The Fund invests approximately 30% of its net assets in short positions (i.e., stocks that the subadviser deems unattractive) and approximately 130% of the Fund’s net assets will be in long positions (i.e., stocks that the subadviser deems attractive), resulting in approximately 100% net equity exposure. To execute this strategy, the Fund currently intends to gain its short equity exposure entirely through the use of swap contracts and its long equity exposure through the use of swaps and/or by investing directly in stocks.

NVIT GS SMALL CAP EQUITY INSIGHTS FUND seeks long-term growth of capital by investing in a broadly diversified portfolio of equity investments in small-cap U.S. issuers, including foreign issuers that are traded in the United States. The Fund’s subadviser uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally based stock selection, careful portfolio construction and efficient implementation. The Fund considers a U.S. issuer to be an issuer that is economically tied to the United States if the issuer has a class of securities whose principal securities market is in the United States, has its principal office in the United States, derives 50% or more of its total revenue or profit from goods produced, sales made or services provided in the United States, or maintains 50% or more of its assets in the United States. The Fund may consider other factors such as classifications assigned by third parties. These classifications are generally based on a number of criteria, including an issuer’s country of domicile, the primary stock exchange on which an issuer’s securities trade, the location from which the majority of an issuer’s revenue is derived, and an issuer’s reporting currency.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE